PROSPECTUS SUPPLEMENT

May 1, 2018

For

Select Guard Annual Premium Variable Life Insurance Policy

(Select Guard)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (GIAC)

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 1998, as supplemented through May 24, 2011 (the “Prospectus”), for the Select Guard Annual Premium Variable Life Insurance Policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account C and marketed under the name “Select Guard”.

Please Note: All supplements dated after May 24, 20111 for this product are superseded and replaced by this supplement and need no longer be retained for future reference. Any information that is still relevant from any superseded supplement will be reiterated herein plus any additional information as of the date hereof.

VARIABLE INVESTMENT OPTION INFORMATION

The information below regarding your allocation options replaces the information contained in the most recent prospectus for your policy, and any supplements thereto, beginning with the section entitled “Your Allocation Options — The Variable Investment Options — Investment Objectives and Policies of the Funds” through “Your Allocation Options — The Variable Investment Options.”

Note: If you received a summary prospectus for a fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus, or contact our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

Investment Objectives and Policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund. The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund.

There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative.

You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds. You should read these prospectuses carefully, consider the investment objectives, risks, fees and charges before investing, and keep them for future reference. None of the funds is affiliated with GIAC.

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The list of superseded supplements is as follows: March 1, 2013, July 1, 2013, February 13, 2015, March 16, 2015, May 1, 2015, December 1, 2015, December 23, 2015, May 1, 2016, August 1, 2016, May 1, 2017.

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Fidelity VIP Government Money Market Portfolio (Service Class 2)*	The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Normally investing at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities).
		Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury. Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.	Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the fund. One Spartan Way Merrimack, NH 03054
Victory RS International VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by (i) companies organized, domiciled, or with a principal office outside of the United States, (ii) companies which primarily trade in a market located outside of the United States, or (iii) companies which do a substantial amount of business outside of the United States. For purposes of this investment strategy, a company is considered to do a substantial amount of business outside of the United States if a company derives at least 50% of its revenue or profits from business outside the United States or has at least 50% of its sales or assets outside the United States. The Fund does not usually focus its investments in a particular industry or country.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
*	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Victory INCORE Investment Quality Bond VIP Series	To seek a high level of current income and capital appreciation without undue risk to principal.	Normally invests at least 80% of its net assets in investment-grade debt securities. The Fund’s fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
Victory RS Large Cap Alpha VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in companies considered by the Fund’s investment management team to be (at the time of purchase) large-capitalization companies. For purposes of this investment strategy, a company is considered to be large-capitalization if its market capitalization is at least $5 billion.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
Value Line Centurion Fund	Long-term growth of capital.	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System.	EULAV Asset Management 7 Times Square, 21st Floor 42nd Street New York, NY 10036
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk.	U.S. common stocks, bonds and money market instruments.	EULAV Asset Management 7 Times Square, 21st Floor 42nd Street New York, NY 10036

Please refer to your prospectus for important information including fees and expenses. Please read the prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

The funds mentioned above may not be available in all states. Please contact your registered representative for more information.

Some investment advisers (or their affiliates) may pay GIAC or the Policies’ principal underwriter, our affiliate, Park Avenue Securities LLC (“PAS”) compensation for administration, distribution or other services provided with respect to the funds and their availability through the Policy with revenue sharing payments, Rule 12b-1 fees and/or record keeping fees. The availability of these types of arrangements may create an incentive for us to seek and offer funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower, or no, fees which could lead to better overall investment performance.

As of December 31, 2017, all fund families (or their affiliated entities) pay us some form of compensation every year for administrations, distribution, or other services. The amount of this compensation currently ranges from

..05% to .40% of the assets of the fund attributable to the Policies issued by GIAC. We receive 12b-1 fees from Fidelity and Value Line. Currently, the amount of 12b-1 fees ranges from 0.25% (Fidelity) to 0.40% (Value Line) of the assets of the fund attributable to the Policies issued by GIAC. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets.

Since not all fund complexes pay the same amounts of revenue sharing payments, Rule 12b-1 fees and/or record keeping fees, the amount of fees we collect may be greater or smaller based on the funds you select. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

Policyowners, through their indirect investment in the funds, bear the costs of these arrangements. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the policies, and, in our role as an intermediary, the funds. We may profit from these payments.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your Policy resulting from the investment performance of the funds you have chosen. We do not recommend or endorse any particular fund, and we do not provide investment advice.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees. You should consider all of the fees and charges of the Policy in relation to its features and benefits when making your decision to invest. Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Addition, Deletion or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new funds or share classes, close existing funds or share classes, or substitute fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which this Policy belongs.

All of the Funds are also available to other separate accounts supporting certain GIAC variable life insurance policies and variable annuity contracts. It is possible that certain conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts. In the event of a conflict, GIAC may take action to protect policyowners (See the prospectuses for the Funds for more information about potential conflicts of interest).

A more detailed description of the investment objectives policies, charges, risks and expenses of the Funds may be found in the prospectuses for the Funds. You should read these prospectuses carefully and keep them for future reference.

References in the prospectus to our Customer Service Office are replaced with the following:

Customer Service Office

For regular mail:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26125

Lehigh Valley, PA 18002-6125

For registered, certified or express mail:

The Guardian Insurance & Annuity Company, Inc.

6255 Sterner’s Way

Bethlehem, PA 18017-9464

Customer Service Office Contact Center

For telephonic communications:

Customer Service Office Contact Center

8:30 a.m. to 5:00 p.m. New York (eastern) time

1-888-GUARDIAN (1-888-482-7342)

The following information contained in previous supplements that have been superseded by this supplement remains applicable to the prospectus and should be read in conjunction therewith.

As of March 16, 2015:

Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) replaced Guardian Investor Services LLC as the distributor and principal underwriter of the variable life insurance policies and variable annuity contracts issued by GIAC.

Except as set forth herein, all other provisions of the prospectus noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY

THE MOST RECENT PROSPECTUS AVAILABLE AND SHOULD BE RETAINED

WITH THE PROSPECTUS FOR FUTURE REFERENCE.